SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 18, 2001


                           ONE WORLD ONLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

         0-31771                                       87-0411771
  (Commission file number)                    (IRS employer identification no.)

 4778 North 300 West, Suite 200, Provo, Utah                     84604
 (Address of principal executive offices)                      (Zip code)


                                 (801) 852-3540
              (Registrant's telephone number, including area code)


                   This document contains a total of 2 pages.

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Item 5. Other Events.

         In October 2000 the Company applied for listing on the Nasdaq SmallCap Market. In recent weeks the Company's stock price has fallen below the $4.00 minimum bid price requirement for initial listing on the Nasdaq SmallCap Market. As a result, on January 18, 2001 the Company withdrew its application for listing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ONE WORLD ONLINE.COM, INC.




Date: January 18, 2001                   By   /s/ David N. Nemelka
                                             ----------------------------
                                             David N. Nemelka
                                             President, Chief Executive Officer
                                              and Director

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